UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 24, 2008

Internap Network Services Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-27265	91-2145721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 Williams Street, Atlanta, GA	30303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends Item 5.02(e) of the Current Report on Form 8-K filed by Internap Network Services Corporation (“Internap” or the “Company”) on February 26, 2008.

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2008, the Compensation Committee (the “Committee”) of Internap approved bonuses for certain executives pursuant to the 2007 Executive Bonus Award Incentive Plan, as amended, which is Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 filed on May 10, 2007 and Exhibit 99.6 to the Company’s Current Report on Form 8-K filed on November 19, 2007.  On March 18, 2008, the Committee revised the portion of the bonus to be paid in stock for the following executives as follows:

The Committee adjusted the portion of the bonus of Richard Dobb, Vice President and General Counsel, to be paid in shares of common stock to $14,580 from $21,060.

The Committee adjusted the portion of the bonus of Philip Kaplan, Chief Strategy Officer, to be paid in shares of common stock to $11,688 from $16,905.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION
Date: March 21, 2008

	By:	/s/ Richard P. Dobb
Richard P. Dobb, Vice President and General Counsel